FIRST AMENDMENT TO CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is executed as of August 11, 2003 by and among NUI UTILITIES, INC., a New Jersey corporation (the "Borrower"); the lenders from time to time parties thereto (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as Agent for the Lenders (in such capacity, with its successors and assigns, the "Agent"); CITIZENS BANK OF MASSACHUSETTS and CIBC INC., as Co-Syndication Agents; and PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent.

RECITALS

            A.        The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of February 12, 2003 (as amended, extended, supplemented or otherwise modified from time to time, the "Credit Agreement").  Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

            B.         The Borrower has requested certain amendments to the Credit Agreement, all as set forth below.

            C.        The Lenders signing below are willing to consent to such amendments on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.          AMENDMENTS TO CREDIT AGREEMENT.

 A.        Section 2.10 of the Credit Agreement is hereby deleted and the following is substituted therefor:

"2.10    Voluntary Reduction of Availability.  At any time and from time to time upon no less than two Business Days prior written notice to the Agent, provided no Indebtedness permitted under Section 5.13(i)(1) or related commitments are outstanding, the Borrower may terminate, in whole or in part, without penalty, the then unused portion of the Commitments, thereby causing a corresponding abatement of the Facility Fee with respect to the pro rata share so reduced, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the aggregate principal amount of the Loans then outstanding, when added to the then outstanding L/C Obligations, would exceed the Commitments then in effect.  Each such reduction shall be in a minimum principal amount of $5,000,000 or in integral multiples thereof.  The Facility Fee shall cease to accrue with respect to any unused portion of the commitments so terminated on date of such termination.  Notice of termination once given shall be irrevocable and the portion of the Commitments so terminated shall not be available for borrowing once such notice has been given under the terms hereof.  The Agent shall promptly notify each Lender of its pro rata share of such terminated unused portion and the date of each such termination."

B.         Clause (xii) of the definition of "Permitted Encumbrance" contained in Section 1.1 of the Credit Agreement is hereby deleted and the following is substituted therefor:

 "(xii)      Encumbrances created or deemed to exist in connection with any securitization transaction permitted under Section 5.13(i)(2), provided such Encumbrances relate solely to the applicable securitization assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such securitization transaction."

 C.        Section 5.5 of the Credit Agreement is hereby deleted and the following is substituted therefor:

 "5.5      Sales of Assets.  The Borrower shall not enter into any arrangement, direct or indirect, pursuant to which the Borrower shall sell or otherwise transfer or dispose of, in a single transaction or a series of transactions, all or any substantial part of its assets; provided, however, a sale or transfer by the Borrower of securitization assets (which shall consist of (1) receivables, (2) deferred gas recovery costs, or (3) any other specified category of specific assets of the Borrower) in connection with a securitization permitted under Section 5.13(i)(2) shall not be prohibited hereunder."

            D.        Section 5.13(h) of the Credit Agreement is hereby deleted and intentionally omitted.

E.         Section 5.13(i) of the Credit Agreement is hereby deleted and the following is substituted therefor:

                        "(i)        Indebtedness of the Borrower (1) in principal amount outstanding not to exceed $50,000,000 in the aggregate under lines of credit offered by lenders (other than Affiliates of the Borrower) to the Borrower to finance the working capital needs of the Borrower (the "Additional Lines of Credit"), and (2) under a securitization, private debt placement or other financing reasonably acceptable to the Agent in a principal amount not to exceed $50,000,000 plus any other amounts paid in connection with and relating to the repayment in full of the Additional Lines of Credit, provided that (x) all of the net proceeds thereof are used to pay or prepay the Additional Lines of Credit, together with accrued and unpaid interest thereon and premiums, fees and expenses relating thereto, (y) the commitment(s), if any, to extend credit under the Additional Lines of Credit is permanently reduced in the amount of such payment or prepayment, and (z) the consents of any third parties required in connection with any such securitization shall have been obtained in writing or the requirement therefor waived in writing."

F.         Section 5.17 of the Credit Agreement is hereby deleted and the following is substituted therefor:

"5.17    Limitation on Optional Payments and Modifications of Debt Instruments.  The Borrower shall not make any optional payment or prepayment on or redemption, defeasance or purchase of any Indebtedness (other than Indebtedness under this Agreement and Indebtedness permitted under Section 5.13(i)(1)), or amend, modify or change, or consent or agree to any amendment, modification or change to its certificate of incorporation which could reasonably be expected to result in a Material Adverse Effect or to the Agency Services Agreement or to any of the terms relating to the payment or prepayment of principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon."

II.        CONSENT AND AGREEMENT.  The Borrowers represent and warrant that Appliance Plumbing Services is a division of NUI Capital Corp., an unregulated subsidiary of NUI Corporation, and its sole business operations are and will solely be the installation of plumbing equipment for the benefit of the Borrower's customers.  Notwithstanding the provisions of Section 4.12 of the Credit Agreement requiring that the cash management functions of the Borrower be separate from the cash management functions of NUI Corporation and its other subsidiaries on or before November 12, 2003, the expenses and other payables of Appliance Plumbing Services may continue to be paid by the Borrower in an aggregate amount not to exceed $1,000,000 in any fiscal year.

III.       REFERENCES IN LOAN DOCUMENTS; CONFIRMATION.  All references to the "Credit Agreement" in any Loan Documents shall, from and after the date hereof, refer to the Credit Agreement as amended by this Amendment.  All Loan Documents heretofore executed by the Borrower shall remain in full force and effect and, by the execution of this Amendment by the Borrower, such Loan Documents are hereby ratified and affirmed.

 IV.       REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

            A.        The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower.

            B.         The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date.  Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect.  As of the date hereof and after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing.

            C.        The Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with, or as a condition to, the execution, delivery or performance of this Amendment by such party.

            D.        This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity.

V.        CONDITIONS.   The willingness of the Agent and the Lenders to amend the Credit Agreement is subject to the satisfaction of the following conditions precedent:

            A.        The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            1.         On or before the date hereof:

                        (a)        This Amendment; and

                        (b)        True and complete copies of (i) any required stockholders' and/or directors' consents and (ii) any resolutions required for the due authorization of the execution, delivery and performance by the Borrower of this Amendment, certified by a duly authorized officer of the Borrower.

            2.         Such other supporting documents and certificates as the Agent, any Lender or their counsel may reasonably request within the time period(s) reasonably designated by the Agent, such Lender or their counsel.

            B.         All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel and to the Lenders' counsel.

VI.       MISCELLANEOUS.

            A.        As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

            B.         This Amendment shall be governed by, and construed in accordance with, the law of the State of New Jersey.

            C.        This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    NUI UTILITIES, INC.

                                    By:           /S/ CHARLES N. GARBER
                                          Name:     Charles N. Garber
                                          Title:        Treasurer

                                    By:______________________________
                                          Name: _______________________
                                          Title: ________________________

                                   FLEET NATIONAL BANK,
                                   in its capacity as the Agent hereunder

                                   By:         /S/ MARIA DEFARIA MAIA
                                         Name:    Maria defaria Maia
                                         Title:       Managing Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                                  FLEET NATIONAL BANK

                                 By:         /S/ MARIA DEFARIA MAIA
                                        Name:    Maria defaria Maia
                                        Title:      Managing Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                               PNC BANK, NATIONAL ASSOCIATION

                              By:____________________________________
                                      Name:________________________________
                                      Title:_________________________________

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                               CITIZENS BANK OF MASSACHUSETTS

                              By:         /S/ MICHAEL OVELLET
                                    Name:    Michael Ovellet
                                    Title:      Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                               CIBC INC.

                              By:         /S/ LINDSAY GORDON
                                     Name:    Lindsay Gordon
                                    Title:       CIBC World Markets
                                                   Corp as Agent

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                                MELLON BANK, N.A.

                               By:         /S/ ALAN J. KOPOLOW
                                    Name:    Alan J. Kopolow
                                    Title:      First Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                          BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY

                         By:____________________________________
                              Name:________________________________
                              Title:_________________________________

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                              SOVEREIGN BANK

                              By:         /S/ ROBERT D. LANIGAN
                                     Name:    Robert D. Lanigan
                                     Title:      Senior Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NUI UTILITIES, INC., THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                           ALLIED IRISH BANKS p.l.c.

                          By:____________________________________
                                Name:________________________________
                                Title:_________________________________